Exhibit 99.1

Alkami Announces Third Quarter 2024 Financial Results

PLANO, Texas, October 30, 2024 (PRNewswire) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its third quarter ending September 30, 2024.

Third Quarter 2024 Financial Highlights

•GAAP total revenue of $85.9 million, an increase of 26.9% compared to the year-ago quarter;
•GAAP gross margin of 58.9%, compared to 54.0% in the year-ago quarter;
•Non-GAAP gross margin of 62.8%, compared to 58.7% in the year-ago quarter;
•GAAP net loss of $(9.4) million, compared to $(15.5) million in the year-ago quarter; and
•Adjusted EBITDA of $8.3 million, compared to $0.8 million in the year-ago quarter.

Comments on the News

Alex Shootman, Chief Executive Officer, said, “In the third quarter, we delivered continued out performance on both our financial and operating metrics. We ended Q3 with 19.5 million live registered users, up 2.6 million compared to the prior-year quarter, and delivered again on new logos, add-on sales and renewals.”

Shootman added, "In the third quarter we signed nine new digital banking clients, including six credit unions and three banks. We also renewed 14 clients, with several clients extending to 2031 and adding an additional 7 products to their portfolios. Alkami continues to distinguish itself as the leading digital banking provider as evidenced by several industry awards, including being named the top digital banking provider in credit union market share by FI Navigator and Best Banking App by Tearsheet."

Bryan Hill, Chief Financial Officer, said, “We achieved total revenue growth and subscription revenue growth of 27% for the quarter. We once again exceeded our gross margin and adjusted EBITDA expectations, demonstrating continued progress towards our 2026 objectives of a non-GAAP gross margin of 65% and adjusted EBITDA margin of 20%."

2024 Financial Outlook

Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its fourth quarter ending December 31, 2024 of:
•GAAP total revenue in the range of $89.0 million to $90.0 million;
•Adjusted EBITDA in the range of $8.5 million to $9.0 million.

Alkami is providing guidance for its fiscal year ending December 31, 2024 of:
•GAAP total revenue in the range of $333.2 million to $334.2 million;
•Adjusted EBITDA in the range of $25.2 million to $25.7 million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785, using passcode 68447. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening, payment security, and data and marketing solutions. To learn more, visit www.alkami.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding (1) stock-based compensation expense and (2) secondary offering costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Income (loss) before income taxes” as loss before income taxes, plus (1) gain on financial instruments, (2) amortization, (3) stock-based compensation expense, (4) secondary offering costs, and (5) acquisition-related expenses. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision (benefit) for income taxes, (2) gain on financial instruments, (3) interest income, net, (4) depreciation and amortization (5) stock-based compensation expense, (6) secondary offering costs, and (7) acquisition-related expenses. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	September 30,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$80,956	$40,927
Marketable securities	20,033	51,196
Accounts receivable, net	42,408	35,499
Deferred costs, current	12,046	10,329
Prepaid expenses and other current assets	13,563	10,634
Total current assets	169,006	148,585
Property and equipment, net	21,038	16,946
Right-of-use assets	14,875	15,754
Deferred costs, net of current portion	34,666	30,734
Intangibles, net	30,718	35,807
Goodwill	148,050	148,050
Other assets	3,840	3,949
Total assets	$422,193	$399,825
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,591	$7,478
Accrued liabilities	28,049	19,763
Deferred revenues, current portion	13,088	10,984
Lease liabilities, current portion	1,309	1,205
Total current liabilities	48,037	39,430
Deferred revenues, net of current portion	16,267	15,384
Deferred income taxes	1,774	1,713
Lease liabilities, net of current portion	17,395	18,052
Other non-current liabilities	216	305
Total liabilities	83,689	74,884
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 100,496,654 and 96,722,098 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	100	97
Additional paid-in capital	806,962	760,210
Accumulated deficit	(468,558)	(435,366)
Total stockholders’ equity	338,504	324,941
Total liabilities and stockholders' equity	$422,193	$399,825

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenues	$85,906	$67,703	$244,193	$193,462
Cost of revenues(1)	35,289	31,153	100,773	89,300
Gross profit	50,617	36,550	143,420	104,162
Operating expenses:
Research and development	24,133	21,755	70,862	63,170
Sales and marketing	14,406	11,933	45,213	36,694
General and administrative	22,147	18,290	62,074	53,608
Acquisition-related expenses	—	—	195	220
Amortization of acquired intangibles	359	359	1,076	1,076
Total operating expenses	61,045	52,337	179,420	154,768
Loss from operations	(10,428)	(15,787)	(36,000)	(50,606)
Non-operating income (expense):
Interest income	1,147	2,080	3,490	5,822
Interest expense	(180)	(1,931)	(327)	(5,514)
Gain on financial instruments	—	201	—	421
Loss before income taxes	(9,461)	(15,437)	(32,837)	(49,877)
Provision (benefit) for income taxes	(19)	39	355	323
Net loss	$(9,442)	$(15,476)	$(33,192)	$(50,200)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.09)	$(0.16)	$(0.34)	$(0.54)
Weighted average number of shares of common stock outstanding:
Basic and diluted	99,435,002	94,675,358	98,165,903	93,477,486

(1) Includes amortization of acquired technology of $1.3 million for both the three months ended September 30, 2024 and 2023, and $4.0 million for both the nine months ended September 30, 2024 and 2023.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Nine months ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(33,192)	$(50,200)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	7,854	7,841
Accrued interest on marketable securities, net	(928)	(2,059)
Stock-based compensation expense	43,822	37,914
Amortization of debt issuance costs	161	110
Gain on financial instruments	—	(430)
Gain on lease modification	—	(375)
Deferred taxes	61	118
Changes in operating assets and liabilities:
Accounts receivable	(6,909)	(5,020)
Prepaid expenses and other current assets	(2,619)	(2,631)
Accounts payable and accrued liabilities	6,316	5,223
Deferred costs	(5,067)	(3,959)
Deferred revenues	2,987	1,271
Net cash provided by (used in) operating activities	12,486	(12,197)
Cash flows from investing activities:
Purchase of marketable securities	(30,721)	(109,593)
Proceeds from sales, maturities and redemptions of marketable securities	62,812	97,852
Purchases of property and equipment	(1,036)	(774)
Capitalized software development costs	(5,009)	(3,843)
Net cash provided by (used in) investing activities	26,046	(16,358)
Cash flows from financing activities:
Principal payments on debt	—	(2,125)
Debt issuance costs paid	(363)	(341)
Proceeds from Employee Stock Purchase Plan issuances	2,598	2,407
Payment of holdback funds from acquisition	—	(1,000)
Payments for taxes related to net settlement of equity awards	(12,820)	(11,029)
Proceeds from stock option exercises	12,082	7,287
Net cash provided by (used in) financing activities	1,497	(4,801)
Net increase (decrease) in cash and cash equivalents and restricted cash	40,029	(33,356)
Cash and cash equivalents and restricted cash, beginning of period	40,927	112,337
Cash and cash equivalents and restricted cash, end of period	$80,956	$78,981

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP total revenues	$85,906	$67,703	$244,193	$193,462

	September 30,
	2024	2023
Annual Recurring Revenue (ARR)	$342,101	$274,976
Registered Users	19,499	16,891
Revenue per Registered User (RPU)	$17.54	$16.28

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP cost of revenues	$35,289	$31,153	$100,773	$89,300
Amortization	(1,895)	(1,686)	(5,463)	(4,923)
Stock-based compensation expense	(1,407)	(1,507)	(3,932)	(4,140)
Non-GAAP cost of revenues	$31,987	$27,960	$91,378	$80,237

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP gross margin	58.9%	54.0%	58.7%	53.8%
Amortization	2.3%	2.5%	2.3%	2.6%
Stock-based compensation expense	1.6%	2.2%	1.6%	2.1%
Non-GAAP gross margin	62.8%	58.7%	62.6%	58.5%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP research and development expense	$24,133	$21,755	$70,862	$63,170
Stock-based compensation expense	(4,492)	(4,116)	(12,746)	(11,854)
Non-GAAP research and development expense	$19,641	$17,639	$58,116	$51,316

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP sales and marketing expense	$14,406	$11,933	$45,213	$36,694
Stock-based compensation expense	(2,327)	(1,906)	(6,649)	(5,309)
Non-GAAP sales and marketing expense	$12,079	$10,027	$38,564	$31,385

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP general and administrative expense	$22,147	$18,290	$62,074	$53,608
Stock-based compensation expense	(7,031)	(6,389)	(20,495)	(16,611)
Secondary offering costs	(810)	—	(810)	—
Non-GAAP general and administrative expense	$14,306	$11,901	$40,769	$36,997

Non-GAAP Income (Loss) Before Income Taxes
Set forth below is a presentation of the company’s “Non-GAAP Income (Loss) Before Income Taxes.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP loss before income taxes	$(9,461)	$(15,437)	$(32,837)	$(49,877)
Gain on financial instruments	—	(201)	—	(421)
Amortization	2,254	2,045	6,539	5,999
Stock-based compensation expense	15,257	13,918	43,822	37,914
Secondary offering costs	810	—	810	—
Acquisition-related expenses	—	—	195	220
Non-GAAP Income (loss) before income taxes	$8,860	$325	$18,529	$(6,165)

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP net loss	$(9,442)	$(15,476)	$(33,192)	$(50,200)
Provision (benefit) for income taxes	(19)	39	355	323
Gain on financial instruments	—	(201)	—	(421)
Interest income, net	(967)	(149)	(3,163)	(308)
Depreciation and amortization	2,679	2,695	7,854	7,841
Stock-based compensation expense	15,257	13,918	43,822	37,914
Secondary offering costs	810	—	810	—
Acquisition-related expenses	—	—	195	220
Adjusted EBITDA	$8,318	$826	$16,681	$(4,631)

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com